Exhibit 99.1

Bird Announces Upsizing of Vehicle Financing Credit Facility with Apollo to $150 Million

(Los Angeles, CA) – October 12, 2021 – Bird Rides, Inc. (“Bird” or the “Company”), a leader in environmentally friendly electric transportation, today announced that it has secured commitments from Apollo Investment Corporation (NASDAQ: AINV) and MidCap Financial Trust (each managed or advised by Apollo Capital Management, L.P. or its affiliates, collectively “Apollo”) to upsize its existing $40 million vehicle financing credit facility to $150 million, subject to the closing of the previously announced business combination with Switchback II Corporation (“Switchback II”; NYSE: SWBK).

Yibo Ling, Chief Financial Officer at Bird, commented, “We are pleased to have delivered against our stated objective to expand our vehicle financing capabilities through the upsizing of our credit facility. This commitment from Apollo reflects further confidence in the strong cash generating capabilities of our electric vehicle fleet enabled by our multi-year track record of over 100 million rides. With the increased liquidity provided by the upsized facility, we believe we are well positioned to support our expansion plans.”

Apollo Managing Director, Aaron Kless said, “We are pleased to support Bird through the upsizing of the credit facility, helping the Company to enhance its vehicle financing capabilities and execute on its strategy. Bird has demonstrated strong performance and we look forward to continuing to work with the Company as it nears completion of its public listing.”

Switchback II Shareholder Vote

As previously announced, the Extraordinary General Meeting of Switchback II to vote on the business combination with Bird is scheduled to be held on November 2, 2021, at 10:00 a.m., Eastern time. The closing of the business combination is subject to approval by Switchback II’s shareholders and the satisfaction of other customary closing conditions.

Every vote is important and Switchback II encourages all shareholders to make their voice heard by voting as soon as possible, regardless of the number of shares held. For information on the meeting and how to vote please go to https://swbk2.com/vote/.

About Bird

Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world. Founded in 2017 by transportation pioneer Travis VanderZanden, Bird is rapidly expanding. Today, it provides fleets of shared micro electric vehicles to riders in more than 300 cities globally and makes its products available for purchase at www.bird.co and via leading retailers and distribution partners. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there.

About Switchback II Corporation

Switchback II was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Switchback II focused its search for a target business in the broad energy transition or sustainability arena targeting industries that require innovative solutions to decarbonize in order to meet critical emission reduction objectives.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed business combination, Bird Global, Inc. (“Bird Global”) filed a registration statement on Form S-4 (File No: 333-256187) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). The Registration Statement includes a prospectus of Bird Global and a proxy statement of Switchback II. The Registration Statement has been declared effective by the SEC and the definitive proxy statement/prospectus has been mailed to Switchback II shareholders. Additionally, Switchback II and Bird Global filed and will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of

Switchback II are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the proposed business combination because they contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Switchback II and its directors and officers may be deemed participants in the solicitation of proxies of Switchback II’s shareholders in connection with the proposed business combination. Bird and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Switchback II’s executive officers and directors in the solicitation by reading Switchback II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of Switchback II’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, is set forth in the proxy statement/prospectus relating to the business combination.

Forward-Looking Statements

The information in this press release includes “forward-looking statements.” All statements, other than statements of present or historical fact included in this press release, regarding Switchback II’s proposed business combination with Bird, Switchback II’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Switchback II and Bird disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Switchback II and Bird caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Switchback II or Bird. In addition, Switchback II and Bird caution you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Switchback II or Bird following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Switchback II, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts Switchback II’s or Bird’s current plans and operations as a result of the announcement of the transactions; (v) Bird’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Bird to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Bird may be adversely affected by other economic, business and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Switchback II’s periodic filings with the SEC, including Switchback II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequently filed Quarterly Reports on Form 10-Q, and in the definitive proxy statement/prospectus filed by Bird Global. Switchback II’s and Bird Global’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Contact

Andrew Tom

investor@bird.co

Media Contact

Matthew Lindberg

BirdPR@icrinc.com